Exhibit 10.6(g)
CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 7

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 7 (hereinafter referred to as the “Amendment”) is entered into as of April 25th, 2017 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect, among other things, the rescheduling of certain aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

1    DELIVERY

1.1	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002778 is hereby amended from [***] 2019 to [***] 2023.

Exhibit 10.6(g)

1.2	The Scheduled Delivery Period for the Converted A321 NEO Aircraft bearing CACiD number 402132 is hereby amended from [***] 2019 to [***] 2023.

1.3	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002779 is hereby amended from [***] 2019 to [***] 2023.

1.4	The Scheduled Delivery Period for the Converted A321 NEO Aircraft bearing CACiD number 402140 is hereby amended from [***] 2019 to [***] 2023.

1.5	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002785 is hereby amended from [***] 2019 to [***] 2023.

1.6	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002789 is hereby amended from [***] 2020 to [***] 2024.

1.7	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002790 is hereby amended from [***] 2020 to [***] 2024.

1.8	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002791 is hereby amended from [***] 2020 to [***] 2024.

1.9	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002793 is hereby amended from [***] 2020 to [***] 2024.

1.10	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002794 is hereby amended from [***] 2020 to [***] 2024.

Exhibit 10.6(g)

1.11	Schedule 1 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1.

1.12	It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the rescheduling set forth in Clauses 1.1 to 1.11 above without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such rescheduling, and the Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

1.13	The Buyer shall enter into discussions directly with the relevant Propulsion System manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the rescheduling set out in Clauses 1.1 to 1.11 above and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, obligations, penalties, damages or liabilities so incurred by the Seller in the event that the Buyer fails to perform its obligations as set out under this Clause 1.13 unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

2     OTHER COMMERCIAL TERMS

2.1	Any and all Predelivery Payments that the Buyer has paid to the Seller and which would no longer be due as a result of the rescheduling described in Clauses 1.1 to 1.10 herein [***].

2.2	Clauses 8.6 and 8.7 of Amendment No. 4 to the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

Exhibit 10.6(g)

8.6	[***]

8.7	[***]

UNQUOTE

3	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon its execution.

4	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

5	ASSIGNMENT

Exhibit 10.6(g)
Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 will be void and of no force or effect.

6	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

7	INTERPRETATION AND LAW

This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION                     AIRBUS S.A.S.

By: /s/ Steve Priest                        By: /s/ Christophe Mourey
Its: Chief Financial Officer                         Its: Senior Vice President, Contracts

Exhibit 10.6(g)
APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

Appendix 1
to
Amendment No. 7

Amended and Restated
Schedule 1

Exhibit 10.6(g)
AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
1	159 908	122	Group 1 A320 Aircraft	[***]	2011
2	159 942	123	Group 1 A320 Aircraft	[***]	2012
3	159 943	124	Group 1 A320 Aircraft	[***]	2012
4	159 950	125	Group 1 A320 Aircraft	[***]	2012
5	159 951	126	Group 1 A320 Aircraft	[***]	2012
6	159 923	127	Group 1 A320 Aircraft	[***]	2012
7	159 924	128	Group 1 A320 Aircraft	[***]	2012
8	159 925	129	Group 1 A320 Aircraft	[***]	2012
9	159 939	130	A320 Backlog Aircraft	[***]	2013
10	159 960	131	A320 Backlog Aircraft	[***]	2013
11	159 961	132	A320 Backlog Aircraft	[***]	2013
12	159 962	133	A321 Backlog Aircraft	[***]	2013
13	159 963	134	A321 Backlog Aircraft	[***]	2013
14	159 964	135	A321 Backlog Aircraft	[***]	2013
15	159 965	136	A321 Backlog Aircraft	[***]	2013
16	159 916	137	A321 Backlog Aircraft	[***]	2014
17	159 940	138	A321 Backlog Aircraft	[***]	2014
18	159 941	139	A321 Backlog Aircraft	[***]	2014
19	159 944	140	A321 Backlog Aircraft	[***]	2014
20	159 945	141	A321 Backlog Aircraft	[***]	2014
21	159 946	142	A321 Backlog Aircraft	[***]	2014
22	159 947	143	A321 Backlog Aircraft	[***]	2014
23	159 948	144	A321 Backlog Aircraft	[***]	2014
24	159 949	145	A321 Backlog Aircraft	[***]	2014
25	159 956	146	A321 Backlog Aircraft	[***]	2015

26	159 957	147	A321 Backlog Aircraft	[***]	2015
27	159 958	148	A321 Backlog Aircraft	[***]	2015
28	159 959	149	A321 Backlog Aircraft	[***]	2015
29	159 929	150	A321 Backlog Aircraft	[***]	2015
30	159 930	151	A321 Backlog Aircraft	[***]	2015

Exhibit 10.6(g)

31	159 931	152	A321 Backlog Aircraft	[***]	2015
32	159 932	153	A321 Backlog Aircraft	[***]	2015
33	159 933	154	A321 Backlog Aircraft	[***]	2015
34	10002716	155	Incremental A321 Aircraft	[***]	2015
35	159 920	156	A321 Backlog Aircraft	[***]	2015
36	10002752	157	Incremental A321 Aircraft	[***]	2015
37	159 911	158	A321 Backlog Aircraft	[***]	2016
38	159 912	159	A321 Backlog Aircraft	[***]	2016
39	159 917	160	A321 Backlog Aircraft	[***]	2016
40	159 918	161	A321 Backlog Aircraft	[***]	2016
41	159 926	162	A321 Backlog Aircraft	[***]	2016
42	159 927	163	A321 Backlog Aircraft	[***]	2016
43	159 928	164	A321 Backlog Aircraft	[***]	2016
44	159 952	165	A321 Backlog Aircraft	[***]	2016
45	159 953	166	A321 Backlog Aircraft	[***]	2016
46	159 934	167	A321 Backlog Aircraft	[***]	2016
47	159 922	168	Converted A321 Backlog Aircraft	[***]	2017
48	159 954	169	Converted A321 Backlog Aircraft	[***]	2017
49	159 955	170	Converted A321 Backlog Aircraft	[***]	2017
50	159 921	171	Converted A321 Backlog Aircraft	[***]	2017
51	104 440	172	Converted A321 Backlog Aircraft	[***]	2017
52	104 442	173	Converted A321 Backlog Aircraft	[***]	2017
53	10054088	249	Additional A321 Aircraft	[***]	2017

54	159 909	174	Converted A321 Backlog Aircraft	[***]	2017
55	10054089	250	Additional A321 Aircraft	[***]	2017
56	10002770	175	Incremental A321 Aircraft	[***]	2017
57	10054090	251	Additional A321 Aircraft	[***]	2017
58	10002771	176	Incremental A321 Aircraft	[***]	2017
59	10054091	252	Additional A321 Aircraft	[***]	2017
60	10002772	177	Incremental A321 Aircraft	[***]	2017
61	10054092	253	Additional A321 Aircraft	[***]	2017
62	159 910	178	Converted A321 Backlog Aircraft	[***]	2018
63	10054093	254	Additional A321 Aircraft	[***]	2018
64	10054100	261	Additional A321 Aircraft	[***]	2018

Exhibit 10.6(g)

65	10054101	262	Additional A321 Aircraft	[***]	2018
66	10054102	263	Additional A321 Aircraft	[***]	2018
67	10054097	258	Additional A321 Aircraft	[***]	2018
68	10054098	259	Additional A321 Aircraft	[***]	2018
69	10054094	255	Additional A321 Aircraft	[***]	2018
70	10054099	260	Additional A321 Aircraft	[***]	2018
71	10054095	256	Additional A321 Aircraft	[***]	2018
72	10054096	257	Additional A321 Aircraft	[***]	2018
73	402 137	185	Converted A321 NEO Aircraft	[***]	2019
74	402 135	182	Converted A321 NEO Aircraft	[***]	2019
75	402 136	183	Converted A321 NEO Aircraft	[***]	2019
76	10002780	191	Incremental A321 NEO Aircraft	[***]	2019
77	402 134	181	Converted A321 NEO Aircraft	[***]	2019
78	402 141	189	Converted A321 NEO Aircraft	[***]	2019
79	10002782	193	Incremental A321 NEO Aircraft	[***]	2019
80	10002783	194	Incremental A321 NEO Aircraft	[***]	2019
81	10002784	195	Incremental A321 NEO Aircraft	[***]	2019

82	10002781	192	Incremental A321 NEO Aircraft	[***]	2019
83	10002786	197	Incremental A321 NEO Aircraft	[***]	2019
84	10002787	198	Incremental A321 NEO Aircraft	[***]	2019
85	10002788	199	Incremental A321 NEO Aircraft	[***]	2019
86	10002756	200	A321 NEO Aircraft	[***]	2020
87	10002760	201	A321 NEO Aircraft	[***]	2020
88	10002764	202	A321 NEO Aircraft	[***]	2020
89	10002792	206	Incremental A321 NEO Aircraft	[***]	2020
90	10054124	264	Additional A321 NEO Aircraft	[***]	2020
91	402 142	209	A320 NEO Aircraft	[***]	2020
92	402 143	210	A320 NEO Aircraft	[***]	2020
93	10054125	265	Additional A321 NEO Aircraft	[***]	2020
94	402 144	211	A320 NEO Aircraft	[***]	2020
95	402 145	212	A320 NEO Aircraft	[***]	2020
96	402 146	213	A320 NEO Aircraft	[***]	2020
97	402 147	214	A320 NEO Aircraft	[***]	2020
98	10054126	266	Additional A321 NEO Aircraft	[***]	2020

Exhibit 10.6(g)

99	402 151	215	A320 NEO Aircraft	[***]	2021
100	402 152	216	A320 NEO Aircraft	[***]	2021
101	402 153	217	A320 NEO Aircraft	[***]	2021
102	402 154	218	A320 NEO Aircraft	[***]	2021
103	10054127	267	Additional A321 NEO Aircraft	[***]	2021
104	402 155	219	A320 NEO Aircraft	[***]	2021
105	402 156	220	A320 NEO Aircraft	[***]	2021
106	402 157	221	A320 NEO Aircraft	[***]	2021
107	402 158	222	A320 NEO Aircraft	[***]	2021
108	10054128	268	Additional A321 NEO Aircraft	[***]	2021
109	402 159	223	A320 NEO Aircraft	[***]	2021

110	402 160	224	A320 NEO Aircraft	[***]	2021
111	402 161	225	A320 NEO Aircraft	[***]	2021
112	402 162	226	A320 NEO Aircraft	[***]	2021
113	10054129	269	Additional A321 NEO Aircraft	[***]	2021
114	402 163	227	A320 NEO Aircraft	[***]	2021
115	402 164	228	A320 NEO Aircraft	[***]	2021
116	402 165	229	A320 NEO Aircraft	[***]	2021
117	402 166	230	A320 NEO Aircraft	[***]	2021
118	10054130	270	Additional A321 NEO Aircraft	[***]	2021
119	402 148	231	A320 NEO Aircraft	[***]	2022
120	402 149	232	A320 NEO Aircraft	[***]	2022
121	402 150	233	A320 NEO Aircraft	[***]	2022
122	10002765	234	A321 NEO Aircraft	[***]	2022
123	10054131	271	Additional A321 NEO Aircraft	[***]	2022
124	10002766	235	A321 NEO Aircraft	[***]	2022
125	10002767	236	A321 NEO Aircraft	[***]	2022
126	10002768	237	A321 NEO Aircraft	[***]	2022
127	10002769	238	A321 NEO Aircraft	[***]	2022
128	10054132	272	Additional A321 NEO Aircraft	[***]	2022
129	10002773	239	A321 NEO Aircraft	[***]	2022
130	10002774	240	A321 NEO Aircraft	[***]	2022
131	402 127	241	A321 NEO Aircraft	[***]	2022
132	402 128	242	A321 NEO Aircraft	[***]	2022

Exhibit 10.6(g)

133	10054133	273	Additional A321 NEO Aircraft	[***]	2022
134	402 129	243	A321 NEO Aircraft	[***]	2022
135	402 130	244	A321 NEO Aircraft	[***]	2022
136	402 131	245	A321 NEO Aircraft	[***]	2022
137	10002775	246	Incremental A321 NEO Aircraft	[***]	2022

138	10054134	274	Additional A321 NEO Aircraft	[***]	2022
139	10002776	247	Incremental A321 NEO Aircraft	[***]	2023
140	10054135	275	Additional A321 NEO Aircraft	[***]	2023
141	402 138	186	Converted A321 NEO Aircraft	[***]	2023
142	10002778	184	Incremental A321 NEO Aircraft	[***]	2023
143	402 132	179	Converted A321 NEO Aircraft	[***]	2023
144	10054136	276	Additional A321 NEO Aircraft	[***]	2023
145	402 133	180	Converted A321 NEO Aircraft	[***]	2023
146	10002777	248	Incremental A321 NEO Aircraft	[***]	2023
147	10054137	277	Additional A321 NEO Aircraft	[***]	2023
148	10002779	190	Incremental A321 NEO Aircraft	[***]	2023
149	402 140	188	Converted A321 NEO Aircraft	[***]	2023
150	10002785	196	Incremental A321 NEO Aircraft	[***]	2023
151	10054138	278	Additional A321 NEO Aircraft	[***]	2023
152	402 139	187	Converted A321 NEO Aircraft	[***]	2023
153	10002789	203	Incremental A321 NEO Aircraft	[***]	2024
154	10002790	204	Incremental A321 NEO Aircraft	[***]	2024
155	10002791	205	Incremental A321 NEO Aircraft	[***]	2024
156	10002793	207	Incremental A321 NEO Aircraft	[***]	2024
157	10002794	208	Incremental A321 NEO Aircraft	[***]	2024